UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016 (February 11, 2016)

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

2015 Cash Bonus Payouts

          On February 11, 2016, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of KemPharm Inc., a Delaware corporation (the “Company”), approved the payment of cash bonuses to the Company’s named executive officers and principal financial officer (the “Executive Officers”) based on the achievement in 2015 of corporate and individual goals previously approved by the Board. The 2015 bonus awards for the Executive Officers are based on the achievement of corporate and individual goals previously approved by the Board. The amounts awarded to the Executive Officers were as follows:

Executive Officer and Principal Position	Bonus Amount
Travis C. Mickle, Ph.D.	$215,413
President and Chief Executive Officer
Gordon K. Johnson	$103,171
Chief Business Officer
Sven Guenther, Ph.D.	$68,025
Executive Vice President Research and Development
R. LaDuane Clifton	$95,235
Chief Financial Officer and Secretary

2016 Cash Bonus Plan Payouts

          On February 11, 2016, the Compensation Committee approved the 2016 base salaries and target bonus awards for the Executive Officers. The 2016 bonus awards for the Executive Officers will be based on the achievement of corporate and individual goals, as approved by the Board. The 2016 base salaries and target bonus awards for the Executive Officers are as follows:

Executive Officer and Principal Position	2016 Salary	Bonus Target (1)
Travis C. Mickle, Ph.D.	$500,000	50%
President and Chief Executive Officer
Gordon K. Johnson	$330,000	35%
Chief Business Officer
Sven Guenther, Ph.D.	$345,000	35%
Executive Vice President Research and Development
R. LaDuane Clifton	$325,000	35%
Chief Financial Officer and Secretary

(1)     Bonus Targets listed as percentage of 2016 Base Salary

Item 8.01          Other Events.

          The Board has set the 2016 annual meeting of stockholders of the Company (the “2016 Annual Meeting”) for May 24, 2016 at 9:00 a.m., Eastern Time, in New York City, NY. The Board has also fixed April 4, 2016 as the record date for the 2016 Annual Meeting. The deadlines for the receipt of any stockholder proposals and director nominations to be considered at the 2016 Annual Meeting are set forth below.

          Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2016 Annual Meeting must be received by the Company’s corporate secretary at the Company’s principal executive offices no later than the close of business on February 27, 2016. Such proposals also need to comply with the Security and Exchange Commission’s stockholder proposal rules.

          In addition, any stockholder seeking to bring business before the 2016 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a director must provide timely notice, as set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”). Specifically, written notice of any such proposed business or nomination must be received by the Company’s corporate secretary at the Company’s principal executive offices no later than the close of business on February 27, 2016 (which is the tenth day following this public announcement of the date of the 2016 Annual Meeting). Any notice of proposed business or nomination also must comply with the notice and other requirements in the Bylaws and with any applicable law.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEMPHARM, INC.

Date: February 17, 2016	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer